UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2022

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08    Shareholder Director Nominations.
The information set forth under below Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01    Other Events.
On June 6, 2022, the Board of Directors (the “Board”) of Athersys, Inc. (the “Company”) approved the postponement of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), previously scheduled for Wednesday, June 15, 2022. The 2022 Annual Meeting will now be held on Thursday, July 28, 2022. The record date for the determination of stockholders of the Company entitled to receive notice of and vote at the 2022 Annual Meeting will be June 9, 2022. The press release announcing the postponement of the 2022 Annual Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Because the date of the 2022 Annual Meeting is more than thirty days from the anniversary date of the 2021 Annual Meeting of Stockholders, which was held on June 15, 2021, the deadline for any stockholder proposal, including director nominations, intended to be considered at the 2022 Annual Meeting will be as follows. Pursuant to the Company’s Bylaws, written notice from a stockholder interested in bringing business before the 2022 Annual Meeting or nominating a director candidate for election at the 2022 Annual Meeting must be received at the Company’s offices at 3201 Carnegie Avenue, Cleveland, Ohio 44115, by no later than 5:00 p.m., Eastern time, on June 19, 2022. Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions in the Company’s Bylaws. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must comply with the requirements, including the deadline, set forth above as well as all applicable rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by Athersys, Inc. on June 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 9, 2022

ATHERSYS, INC.

By:	/s/ Daniel Camardo
Name: Daniel Camardo Title: Chief Executive Officer